                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): January 19, 2006
                                                           ----------------

                             PATAPSCO BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    0-28032                  52-1951797
----------------------------   ----------------------    ---------------------
(State or Other Jurisdiction   Commission File Number      (I.R.S. Employer of
 Incorporation)                                            Identification No.)


                 1301 Merritt Boulevard, Dundalk, Maryland      21222
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (410) 285-1010
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On January 19, 2006, Patapsco Bancorp, Inc. (the "Company") announced its unaudited financial results for the quarter and six months ended December 31, 2005. For more information, reference is made to the Company's press release dated January 19, 2006, a copy of which is attached to this Report as Exhibit
99.1 and is furnished herewith.

ITEM 8.01    OTHER EVENTS
             ------------

         On January 19, 2006, the Company also announced that its Board of Directors has voted to call for redemption all outstanding shares of Series A Non-cumulative, Perpetual Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), that have not been converted into common stock at the election of the holders and remain outstanding on or prior to the close of business on March 31, 2005 (the "Redemption Date"). All shares of Series A Preferred Stock not converted into shares of Patapsco Bancorp, Inc. common stock prior to the close of business on the Redemption Date will be automatically redeemed. For further information on the redemption, see the Company's press release dated January 19, 2006, which is incorporated herein by reference and is filed herewith as Exhibit 99.2.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

       (a)   Financial Statements of Businesses Acquired: Not applicable.

       (b)   Pro Forma Financial Information: Not applicable.

       (c)   Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release dated January 19, 2006

             99.2              Press Release dated January 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PATAPSCO BANCORP, INC.



Date: January 20, 2006                  By: /s/ Michael J. Dee
                                            ------------------------------------
                                            Michael J. Dee
                                            Senior President and Chief Financial
                                             Officer